As filed July 2, 1999

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [  ]

Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement     [   ]    Confidential, for Use of the
                                                  Commission Only (as
                                                  permitted by Rule 14a-
                                                  6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


Brauvin Real Estate Fund L.P. 4
(Name of Registrant as Specified in Its Charter)

Accelerated High Yield Institutional Investors, LTD.
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

[ X ]    No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:



         (2) Aggregate number of securities to which transaction applies:


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         (3) Per unit price or other underlying value of transaction:




         (4) Proposed maximum aggregate value of transaction:




         (5) Total fee paid:




[   ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:



         (2) Form, schedule or registration statement no.:



         (3)      Filing party:



         (4)      Date filed: